Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Time Warner Telecom Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2006 filed with the Securities and Exchange Commission (the “Report”), I, Mark A. Peters, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Peters
Name:	Mark A. Peters

Date: November 9, 2006